UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 14, 2013

MVP REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-180741	45-4963335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 WEST SUNSET ROAD, SUITE 240
LAS VEGAS, NEVADA 89148
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (702) 534-5577

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, MVP REIT, Inc. (the “Company,” or “MVP REIT”) hereby amends the Current Report on Form 8-K filed on June 18, 2013 to provide the required financial information relating to our acquisition of a single-tenant office building located in Las Vegas, Nevada, as described in such Current Report.

Item 9.01 Financial Statements and Exhibits.

The following financial statements are being file in connection with the acquisition of certain property as described in Item 8.01 as required by Sections 210.3-14 and 210.11-01 of Regulation S-X.

(a)	Financial Statements of Property Acquired
Report of Independent Registered Public Accounting Firm
Statements of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012
Notes to the Statements of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012

(b)	Unaudtied Pro Forma Financial Information
Pro Forma Consolidated Statement of Operations (unaudited) for the Six Months Ended June 30, 2013
Pro Forma Consolidated Statement of Operations (unaudited) for the Period From April 3, 2012 (Inception) Through December 31, 2012

(c)	Shell Company Transactions
None

(d)	Exhibits
None

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
MVP REIT, Inc.

We have audited the accompanying statement of revenues and certain operating expenses of Wolfpack Properties, LLC (“Wolfpack”) for the year ended December 31, 2012. The statement of revenues and certain operating expenses is the responsibility of Wolfpack’s management. Our responsibility is to express an opinion on the statement of revenues and certain operating expenses based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain operating expenses is free of material misstatement.  Wolfpack is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Wolfpack’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain operating expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and certain operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K to be filed by MVP REIT, Inc. as described in Note 2, and is not intended to be a complete presentation of the Wolfpack’s revenues and expenses.

In our opinion, the statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of Wolfpack for the year ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

/s/ De Joya Griffith, LLC
Henderson, Nevada
August 29, 2013

Wolfpack Properties, LLC
Statement of Revenues and Certain Operating Expenses
For the Six Months ended June 30, 2013
(Unaudited)

Revenues
Revenue	$337,972
Total revenues	337,972
Certain operating expenses
Association fees	6,565
Insurance	2,004
Management fees	12,150
Porter fees	2,348
Repairs	6,227
Security expense	4,169
Taxes	4,494
Utilities	8,001
Total certain operating expenses	45,958
Revenues in excess of certain operating expenses	$292,014

See Accompanying Notes to Statement of Revenues and Certain Operating Expenses.

Wolfpack Properties, LLC
Statement of Revenues and Certain Operating Expenses
For the Year Ended December 31, 2012

Revenues
Revenue	$603,343
Total revenues	603,343
Certain operating expenses
Association fees	14,225
Insurance	3,150
Management fees	26,788
Porter fees	3,441
Repairs	13,468
Security expense	3,464
Taxes	17,597
Utilities	12,072
Total certain operating expense	94,205
Revenues in excess of certain operating expenses	$509,138

See Accompanying Notes to Statement of Revenues and Certain Operating Expenses.

Wolfpack Properties, LLC
Notes to Statement of Revenues and Certain Operating Expenses
For the Six Months Ended June 30, 2013 (unaudited)
And the Year Ended December 31, 2012

1.	BUSINESS

On June 14, 2013, we acquired a two-story, fully occupied, single tenant, 22,000 square-foot office building built in 2008 in Las Vegas, Nevada located at 8860 W. Sunset Road (the “Property”). The Property has approximately 10 years remaining on its triple net lease, under which the tenant is responsible for the majority of the costs associated with maintaining the building. The $6.5 million acquisition closed on June 14, 2013.  The Company financed the acquisition through the assumption of $3,966,876 in existing debt and the transfer of approximately 285,744 of the Company’s common shares to the seller at $8.865 per share.

2.	BASIS OF PRESENTATION

The statements of revenues and certain operating expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (the "SEC"), including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statements of revenues and certain operating expenses is not intended to be a complete presentation of the Property's revenues and expenses, and certain expenses such as depreciation, amortization, and interest expenses are not reflected in the statements of revenue and certain operating expenses in accordance with Rule 3-14. Consequently, the statements of revenues and certain operating expenses for the periods presented is not representative of the actual operations for the periods presented, as certain expenses which may not be in the proposed future operations of the Property have been excluded. The statement of revenues and certain operating expenses has been prepared on the accrual basis of accounting.

The unaudited statement of revenues and certain operating expenses for the six months ended June 30, 2013 has been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of the Company's management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The unaudited statement of revenues and certain operating for the six months ended June 30, 2013 is not necessarily indicative of the expected results for the entire year ended December 31, 2013.

A statement of revenues and certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Property was acquired from an unaffiliated party; and (2) based on due diligence of the Property conducted by the Company, management is not aware of any material factors relating to the Property that would cause this financial information to not be indicative of future operating results.

3.	REVENUE

The Property leases office space to a single tenant under a triple net lease. All leases are accounted for as non-cancelable operating leases. The Property recognizes rental revenue on a straight-line basis over the term of the lease. Rental income related to the leases is recognized on an accrual basis in accordance with the terms of the leases. The leases are leased with terms of generally ten (10) years. Advanced receipts of rental income are deferred and classified as liabilities until earned.

4.	USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management makes significant estimates regarding revenue recognition and purchase price allocations to record investments in real estate, as applicable.

5.	REPAIRS AND MAINTENANCE

Significant improvements, renovations or betterments that extend the economic useful life of the asset are capitalized. Expenditures for repairs and maintenance are expensed to operations as incurred.

6.	SUBSEQUENT EVENTS

Subsequent to June 30, 2013 and through August 30, 2013, management did not identify any subsequent events requiring additional disclosure.

MVP REIT, Inc.
Pro Forma Financial Information

On June 14, 2013, MVP REIT, Inc. acquired Wolfpack Properties, LLC (“Wolfpack”) (the “Property”). The Property has approximately 10 years remaining on its triple net lease, under which the tenant is responsible for the majority of the costs associated with maintaining the building. The $6.5 million acquisition was funded through the assumption of $3,966,876 in existing debt and the transfer of approximately 285,744 of the Company’s common shares to the seller at $8.865 per share.

The acquisition of the Property was included in the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2013.  Accordingly, no pro forma consolidation balance sheet is presented herein.  The unaudited pro forma statements of operations for the six months ended June 30, 2013 and for the period from April 3, 2012 (Inception) through December 31, 2012 are presented herein. These give effect to the acquisition as if it had occurred upon inception of MVP REIT, Inc.

MVP REIT, Inc.
Pro Forma Consolidated Statement of Operations
For the six months ended June 30, 2013

The following unaudited pro forma consolidated statement of operations is presented as if the Company had acquired the Property on April 3, 2012 (Inception).

This pro forma consolidated statement of operations should be read in conjunction with the Company’s historical financial statements and notes thereto for the six months ended June 30, 2013, as contained in the Company’s Quarterly Report on Form 10-Q. The pro forma consolidated statement of operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above acquisition on April 3, 2012 (Inception), nor does it purport to represent future results of operations. This pro forma consolidated statement of operations only includes the significant property acquisition pursuant to SEC Rule 3-14 of Regulation S-X.

	MVP REIT	Pro Forma Adjustments	Pro Forma
	(A)	(B)
Revenue:
Rental revenue	$291,000	$310,000	$601,000
Total revenue	291,000	310,000	601,000
Operating expenses:
General and administrative	1,048,000	--	1,048,000
Acquisition expense (E)	128,000	--	128,000
Acquisition expense – related party (E)	214,000	--	214,000
Operating and maintenance	100,000	45,000	145,000
Seminar expenses	904,000	--	904,000
Offering costs	1,174,000	--	1,174,000
Depreciation expense (C)	46,000	57,000	103,000
Total operating expenses	3,614,000	102,000	3,716,000
Loss from operations	(3,323,000)	208,000	(3,115,000)
Interest expense (D)	23,000	136,000	159,000
Loan fees	2,000	--	2,000
Total other expense	25,000	136,000	161,000
Net loss	$(3,348,000)	$72,000	$(3,276,000)

Basic and diluted loss per weighted average common share (F)	$(5.83)	$--	$(3.81)
Pro forma common shares outstanding, basic and diluted (F)	573,960	285,744	859,704

See notes to pro forma consolidated statements of operations.

MVP REIT, Inc.
Pro forma Consolidated Statement of Operations for the
Period from April 3, 2012 (Inception) through December 31, 2012

The following unaudited pro forma consolidated statement of operations is presented as if the Company had acquired the Property on April 3, 2012 (Inception).

This pro forma consolidated statement of operations should be read in conjunction with the Company’s historical financial statements and notes thereto for the quarter ended June 30, 2013, as contained in the Company’s Quarterly Report on Form 10-Q. The pro forma consolidated statement of operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above acquisition on April 3, 2012 (Inception), nor does it purport to represent future results of operations. This pro forma consolidated statement of operations only includes the significant property acquisition pursuant to SEC Rule 3-14 of Regulation S-X.

	MVP REIT	Pro Forma Adjustments	Pro Forma
	(A)	(B)
Revenue:
Rental revenue	$25,000	$456,000	$481,000
Total revenue	25,000	456,000	481,000
Operating expenses:
General and administrative	909,000	--	909,000
Acquisition expense (E)	227,000	--	227,000
Operating and maintenance	18,000	82,000	100,000
Depreciation expense (C)	10,000	94,000	104,000
Total operating expenses	1,164,000	176,000	1,340,000
Loss from operations	(1,139,000)	280,000	(859,000)
Interest expense (D)	2,000	184,000	186,000
Net loss	$(1,141,000)	$96,000	$(1,045,000)

Basic and diluted loss per weighted average common share (F)	$(16.36)	$--	$(2.94)
Pro forma common shares outstanding, basic and diluted (F)	69,750	285,744	355,494

See notes to pro forma consolidated statements of operations.

MVP REIT, Inc.
Notes to Pro forma Consolidated Statements of Operations
For the six months ended June 30, 2013 and
The period from April 3, 2012 (Inception) through December 31, 2012

A.
Reflects the Company’s statements of operations for the period from April 3, 2012 (Inception) through December 31, 2012 and the six months ended June 30, 2013. Please refer to the Company’s historical financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the period from April 3, 2012 (Inception) through December 31, 2012 and the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2013.

B.	Figures reflect the results of the operations for the period from April 1, 2012 through December 31, 2012 and the period from January 1, 2013 througth June 14, 2013, unless otherwise noted.
C.
The figures for the Property represent the depreciation of the buildings (over 39 years) based on the purchase price allocation in accordance with U.S. generally accepted accounting principles, as if the Company had acquired the Property on April 3, 2012 (Inception).

D.	The interest expense is reflective of the Company's assumption of the existing property debt of $3,966,876 at an annual interest rate of 7.0%.
E.	Costs related to the acquisition of the property are excluded from the pro forma consolidated statement of operations because such costs are nonrecurring.
F.	The weighted average shares outstanding assume the 285,744 shares of the Company's common stock issued in consideration of the acquisition were issued as of April 3, 2012 (Inception).

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the acquisition date:

Assets
Land and improvements	$1,625,000
Building and improvements	4,875,000
Total assets acquired	6,500,000
Liabilities
Note payable	3,967,000
Total liabilities assumed	3,967,000
Net assets and liabilities acquired	$2,533,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 30, 2013

MVP REIT, INC.

By: __/S/ Dustin Lewis____
        Dustin Lewis
        Chief Financial Officer